UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2019

WESTMORELAND COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 300 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 922-6463

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03	Bankruptcy or Receivership

Confirmation of the Chapter 11 Plan

As previously disclosed, on October 9, 2018, Westmoreland Coal Company (“Westmoreland” or the “Company”) and certain of its subsidiaries, including Westmoreland Resource Partners, LP, a Delaware limited partnership (“WMLP”), filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). On March 1, the Company and certain of its subsidiaries not including WMLP (collectively, the “WLB Debtors”) filed with the Bankruptcy Court a proposed chapter 11 plan (as it may be amended, modified or supplemented from time to time, the “Plan”). On March 2, 2019, the Bankruptcy Court entered an order approving and confirming the Plan (the “Confirmation Order”). All capitalized terms used herein but not otherwise defined in this Form 8-K have the meanings set forth in the Confirmation Order or the Plan.

The WLB Debtors currently expect to consummate the Plan, including the sale of substantially all of their assets to the Purchaser (as defined below), before the end of the first quarter of 2019 (the “Plan Effective Date”), although no assurances can be given about when the Plan Effective Date shall occur.

The following conditions, and others, shall have been satisfied or waived for the Plan to become effective:

•	Occurrence of the Closing (as such term is defined and described in the Sale Transaction Documentation) of the Sale Transaction concerning substantially all of the WLB Debtors’ assets;

•	Funding of the General Unsecured Claims Amount;

•	Entrance into and execution of the Back-Office TSA and Management TSA;

•

Payment in full of the all fees and expenses of the Bridge Loan Agent, the Credit Agreement Agent, the DIP Agent, the First Lien Notes Trustee, and the Consenting Stakeholders payable pursuant to the DIP Order; and

•

Obtainment of all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate the Plan and each of the other transactions contemplated thereunder.

In addition, the WLB Debtors must take various other administrative actions in order for the Plan to become effective. There can be no assurance that the WLB Debtors will satisfy these conditions, complete such required actions and emerge from chapter 11 within the WLB Debtors’ anticipated timeframe or at all.

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

Sale Transaction

Under the terms of the Plan, the WLB Debtors’ first lien creditors will take ownership of substantially all of the WLB Debtors’ assets, including, but not limited to, its mining operations in Colstrip, Montana, San Juan, New Mexico and Canada (for the avoidance of doubt, the Kemmerer mine and its operations are not part of the Sale Transaction). The WLB Debtors’ mine assets will remain in operation under new leadership and such operations will continue in the normal course.

Generally, the Sale Transaction contemplates that: (a) the WLB Debtors shall, among other things, transfer the Transferred Assets, comprised of substantially all assets held by the WLB Debtors, to a new entity created and controlled by the WLB Debtors’ first lien creditors (the “Purchaser”), free and clear of all Liens, Claims, Interests, charges, and other encumbrances (other than the Assumed Liabilities); (b) the Purchaser shall issue, or cause to be issued, the Purchaser Stock for eventual distribution to the Holders of Allowed First Lien Secured Claims, the New First Lien Debt to Holders of Allowed DIP Facility Claims, and the New Second Lien Debt to Holders of Allowed First Lien Secured Claims in accordance with the terms of the Plan; (c) a Liquidating Trust shall be established to make payments to holders of Allowed Claims, and distributions to holders of Allowed General Unsecured Claims shall be made solely from the General Unsecured Claims Amount. Pursuant to the Plan, all of the Company’s outstanding stock will be cancelled on the Post-Closing Reconciliation Date, which is expected to take place after the sale of the remaining assets of the WMLP Debtors, but under no circumstances will such cancellation take place more than two years after the Plan Effective Date.

Intercompany Settlement Term Sheet

To provide for an orderly separation of the WLB Debtors’ business from WMLP and certain of its subsidiaries’ (the “WMLP Debtors”) business and to secure the support of the each of the WLB Debtors’ and the WMLP Debtors’ respective secured lenders for the Plan, the WLB Debtors entered into the Intercompany Settlement Term Sheet. Pursuant to the Intercompany Settlement Term Sheet, on the Plan Effective Date, the Prior Shared Services Agreement shall be rejected pursuant to sections 365 and 1123 of the Bankruptcy Code. As provided in the Intercompany Settlement Term Sheet, on the Plan Effective Date, the WLB Debtors and the Purchaser shall enter into each WMLP TSA.

Furthermore, the Intercompany Settlement Term Sheet memorializes agreements with respect to certain fee allocations, certain retiree and labor issues, and a tender offer whereby the Company agreed to launch a tender offer to purchase any and all outstanding common units representing limited partnership interests in WMLP (the “WMLP Tender”). The WMLP Tender commenced on February 13, 2019 and is expected to be consummated following its expiration on March 13, 2019, unless it is extended in accordance with its terms.

Item 3.03	Material Modification to Rights of Security Holders

Pursuant to the Plan and the Confirmation Order, on the Post-Closing Reconciliation Date, which is expected to take place after the sale of the remaining assets of the WMLP Debtors, but no later than two years after the Plan Effective Date, all equity interests in the Company (including outstanding shares of preferred stock, common stock, options, warrants or contractual or other rights to acquire any equity interests in the Company) are to be cancelled and will not be entitled to receive any distributions on account of such equity interests.

Item 7.01	Regulation FD Disclosure

On March 4, 2019, the Company issued a press release announcing the Bankruptcy Court’s approval of the Plan. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibits contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein and in the Exhibits that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the ability of the Company to continue as a going concern; the Debtors’ ability to develop and consummate one or more plans under chapter 11 of the Bankruptcy Code with respect to the Debtors’ chapter 11 cases, which are jointly administered under the caption In re Westmoreland Coal Company, et al (the “Chapter 11 Cases”); the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the length of time the Debtors will operate under the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate one or more plans under chapter 11 of the Bankruptcy Code once such plans are developed; the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations, or business prospects; the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process; the sufficiency of the liquidity purported to be made available by any debtor-in-possession credit agreement; and the additional risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as amended, as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Confirmation Order, dated March 2, 2019.

2.2	Amended Joint Chapter 11 Plan of Westmoreland Coal Company and Certain of Its Debtor Affiliates.

99.1	Press Release dated March 4, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: March 4, 2019	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton
Chief Legal Officer, Chief Administrative Officer and Secretary